UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported): January 4, 2005

                  Nortia Capital Partners, Inc.
.......................................................................
       (Exact name of registrant as specified in its charter)

     Nevada (formerly Florida)       0-26843         33-0967353
.......................................................................
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)    Identification No.)

 400 Hampton View Court, Alpharetta, Georgia      	30004
.......................................................................
 (Address of principal executive offices)             (Zip Code)

 Registrant's telephone number, including area code: (770) 777-6795
.......................................................................
   (Former name or former address, if changed since last report)



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Item 8.01.	Other Events.

Nortia Capital Partners, Inc., a Nevada corporation, announced today that it has filed an election to become a Business Development Company pursuant to Section 54 of the Investment Company Act of 1940. An N-54A Notification was filed with the Securities and Exchange
Commission on January 4, 2005.
Item 9.01.	Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not Applicable

(c)   Exhibits.

99.1  Press Release of Nortia Capital Partners, Inc., dated January 4, 2005.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nortia Capital Partners, Inc.


By:   /s/ William Bosso
      --------------------------------------
      William Bosso, Chief Executive Officer

Dated:  January 4, 2005


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